FORM OF

                                  EQUIFAX INC.

                         EXECUTIVE LIFE AND SUPPLEMENTAL

                         RETIREMENT BENEFIT PLAN (U.S.)

                      SPLIT DOLLAR LIFE INSURANCE AGREEMENT

         This Split Dollar Life Insurance Agreement is established and effective between Equifax Inc., a corporation organized and existing under the laws of the State of Georgia (the "Company"), ______________________ and (the "Participant"), a Key Employee and Executive of the Company as of the 1st day of January, 2000 (the "Commencement Date").

                                   WITNESSETH:

         WHEREAS, in the course of the Participant's employment, the Participant has acquired experience and knowledge of considerable value to the Company; and,

         WHEREAS, the Company wishes to continue this employment relationship and, as an inducement thereto, is willing to make contributions to a life insurance policy (the "Policy") issued by Pacific Life Insurance Company (the "Insurer") as an additional form of compensation to the Participant as its employee; and,

         WHEREAS, the Participant is willing to receive and own a life insurance policy on the Participant's life; and,

         WHEREAS, in exchange for such contributions, the Participant has agreed to participate in the Equifax Inc. Executive Life and Supplemental Retirement Benefit Plan (U.S.) (the "Plan"), which consists of the Plan document, Questions and Answers, this Agreement and the Collateral Assignment, to the extent provided herein; and,

         WHEREAS, the Participant shall freely undertake such reasonable steps necessary to institute his participation in the Plan, including the assignment to the Company of an interest in the Policy as provided herein.

         NOW THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the Company and the Participant mutually agree as follows:

                                    ARTICLE I
                               PURPOSE OF THE PLAN

         The Plan is intended to qualify as a life insurance employee benefit plan as described in Revenue Ruling 64-328, C.B. 1964-2, 11. The Plan is established for the purpose of providing life insurance protection and is intended to be an employee welfare benefit plan of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Plan is established for the purpose of providing life insurance protection for a member of a select group of
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management or highly compensated  employees of the Company and is intended to be an unfunded or insured welfare benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA").

                                   ARTICLE II
                                  POLICY AMOUNT

         The Participant shall purchase the Policy on [his/her] life from the Insurer in the face amount appropriate to provide at least the sum of the Scheduled Death Benefit and an amount equal to the Company's Contributions to the Policy as identified in Exhibit "A" attached hereto and made a part hereof.

                                   ARTICLE III
                                POLICY INTERESTS

III.1 The Participant shall be the owner of the Policy and shall assign to the Company an interest in the Policy as determined in Paragraph 3.3 (the "Company's Collateral Interest").

III.2 For purposes of this Plan, the term "Cash Value" shall mean the cash surrender value of the Policy as defined in the Insurer's policy form (the "Insurer's Policy") as identified in Exhibit "A" attached hereto and made a part hereof.

III.3 Except as provided in the following sentence, for purposes of termination of this Agreement prior to the Rollout Date (in accordance with Paragraph 12.1), the Company's Collateral Interest shall be the Cash Value, but not in excess of the Company's contributions to the Policy. Notwithstanding the foregoing, in the event of termination of the Participant's employment by the Company for Cause, or termination prior to the third anniversary of the Commencement Date, the Company's Collateral Interest shall be the entire Cash Value of the Policy.

III.4 For purposes of termination of this Agreement by reason of the Participant's death (in accordance with Paragraph 12.2), the Company shall be entitled to the Policy death benefit in an amount equal to the Company's Collateral Interest, which in such event shall be the excess of the Policy Death benefit over the Participant's Scheduled Death Benefit described in Exhibit A.

III.5 The existence of the Company's Collateral Interest shall be evidenced by filing with the Insurer an assignment in a form accepted and required by the Insurer (the "Assignment").

III.6    The Participant's  Policy Interest shall be the Cash Value or the death
         benefit,  as  appropriate,   in  excess  of  the  Company's  Collateral
         Interest.

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                                   ARTICLE IV
                             INCIDENTS OF OWNERSHIP

IV.1 The Participant shall have full incidents of ownership over the Participant's Policy Interest as provided in the Insurer's Policy; nonetheless, the Participant has agreed in this Agreement and confirmed by the Assignment that the Company has certain rights with respect to the Policy.

IV.2 The Participant hereby assigns to the Company the right to exercise certain incidents of ownership over the Policy to protect the Company's Collateral Interest, including the right to borrow or withdraw from the Policy to the extent of its Collateral Interest until the third anniversary of the Participant's Commencement Date, and thereafter, as provided in this Agreement and in the Assignment, including the right to receive all or a portion of the death benefit equal to its Collateral Interest, so long as those incidents of ownership are not in contradiction to, or in addition to, the incidents of ownership provided in the Insurer's Policy. In the event of termination of employment by the Company for Cause, either before, or after said third anniversary, the Company shall nonetheless be entitled to recover its entire Collateral Interest to the extent of any Cash Value.

IV.3 Neither the Company nor the Participant shall take any action that would jeopardize the interests of the other party under the Plan, except that the Company shall have total discretion to amend or terminate the Plan, including this Agreement, at any time as provided in Article X below, regardless of its potential future effect on the Participant's interest.

                                    ARTICLE V
                               PAYMENT OF PREMIUMS

                  During the continuation of this Agreement and the Plan, the Company agrees to remit to the Insurer the scheduled annual premium due in a timely manner at the beginning of each Policy year and before the expiration of the grace period.

                                   ARTICLE VI
                           ASSIGNMENT OF THE AGREEMENT

         Either of the parties to this Agreement may assign their rights, interest and/or obligations under this Agreement, provided, however, that any assignment shall be made subject to all terms and provisions of the Plan and this Agreement.

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                                   ARTICLE VII
                           INVESTMENT OF POLICY ASSETS

VII.1 The Company shall have the authority to exercise all investment direction rights under the Policy as to the Policy's cash surrender value until the third anniversary of the Participant's Commencement Date.

VII.2 Commencing on the third anniversary of the Participant's Commencement Date, the Participant shall have the authority to exercise all investment direction rights under the Policy as to the Policy's Cash Value. In the event that the Company, in its sole discretion, determines that it is necessary to do so in order to protect its Collateral Interest, the Company may assume said investment authority with respect to its Collateral Interest after ten (10) days written notice to Participant.

                                  ARTICLE VIII
                                  POLICY LOANS

VIII.1 The Company may borrow from the Cash Value of the Policy, or pledge the Policy, according to the Policy provisions, provided that after the third anniversary of the Participant's commencement of participation in the Plan, the amount which may be borrowed or pledged by the Company shall not exceed the Company's Collateral Interest.

VIII.2 Commencing on the third anniversary of the Participant's Commencement Date, the Participant may borrow against the Cash Value of the Policy, but not in excess of 50% of the Cash Value in excess of the Company's Collateral Interest, determined at the time of the loan.

                                   ARTICLE IX
                        RECOVERY OF COMPANY CONTRIBUTIONS

IX.1 The Company shall have the right to recover its contributions to the Policy at any time to the extent of the Cash Value. It is the Company's intention, however, to withdraw an amount equal to its contributions, unadjusted for earnings or losses, on the "Rollout Date," which shall be the earliest to occur of the following events:

(a)               The   later   of  (i)  the   fifteenth   anniversary   of  the
                  Participant's   Commencement   Date,  or  (ii)   Participant's
                  attainment of age sixty (60);

(b) The Participant's voluntary termination of employment from the Company other than for (i) retirement or (ii) Good Reason after a Change in Control of the Company;

(c) Termination of the Participant's employment by the Company for Cause;

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(d)               The Participant's  engagement in Competitive Activity or other activity harmful to the Company during the year following his termination of employment; or

(e)               Termination of the Plan or this Agreement.

The terms Change in Control, Competitive Activity, Good Reason, and Cause are defined in the Plan document.

                                    ARTICLE X
                           AMENDMENT OF THE AGREEMENT

         This Agreement and the Plan may be amended by the Company at any time in its sole discretion, subject to any restrictions on the power of amendment contained in the Plan document; provided, however, that any amendment to this Agreement which imposes new responsibilities on the Participant must be by mutual agreement of the Participant and the Company and such amendment shall be in writing and signed by the Participant and the Company.

                                   ARTICLE XI
                      MERGER AND REORGANIZATION OF COMPANY

         In the event of the Company's merger, consolidation, or reorganization of its business activities with any other company or organization, the Company will use its best efforts to insure that the other company or organization agrees to assume all obligations of the Company under the Plan and this Agreement.

                                   ARTICLE XII
                            TERMINATION OF AGREEMENT

XII.1 This Agreement may be terminated, subject to Paragraphs (a) and (b) of this Section 12.1 below, at the Rollout Date, or, in the Company's sole discretion, at any earlier or later date. Termination of this Agreement shall be evidenced by a writing signed by the Company and delivered to the Participant.

(a) In the event of termination of this Agreement as provided in this Paragraph 12.1, the Participant shall have the obligation to repay the Company within 60 days of the date of termination an amount equal to the Company's Collateral Interest less any Policy indebtedness to the Insurer, or other indebtedness, incurred by the Company and secured by the Company's Collateral Interest and less any partial surrender, or withdrawal, taken by the Company from the Company's Collateral Interest.

                  If this Agreement is terminated under this Paragraph (a) of this Paragraph 12.1, upon receipt of an amount equal to its Collateral Interest from the Participant, the Company shall

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

                  take all steps necessary to release the Assignment such that the Company's Collateral Interest comes under the full control of the Participant and the Company no longer has any rights, interest, and/or obligations, whatsoever, under the Policy.

(b) If the Participant fails to repay said amount to the Company within 30 days of the date of termination of this Agreement pursuant to the provisions of Paragraph 12.1(a), the Company may execute its rights pursuant to the Collateral Assignment to recover the entire amount of its Collateral Interest.

XII.2 This Plan may be terminated in the event of the death of the Insured by the receipt by the Company of an amount of death benefit equal to (i) the Company's Collateral Interest (less any Policy indebtedness, or other indebtedness, incurred by the Company and secured against the Company's Collateral Interest and less any partial surrender, or withdrawal, taken by the Company from the Company's Collateral Interest) plus (ii) any amount of the remaining death benefit which exceeds the Participant's scheduled death benefit referenced on Exhibit A.

                                  ARTICLE XIII
                           NOT AN EMPLOYMENT CONTRACT

         The Plan, which includes this Agreement, is strictly voluntary undertakings on the part of the Company and shall not be deemed to constitute an employment contract between the Company and the Participant. Nothing contained in the Plan shall be deemed to give the Participant the right to be retained in the employ of the Company or to interfere with the right of the Company to discharge the Participant at any time.

                                   ARTICLE XIV
                               INSURER PROTECTION

XIV.1 The Insurer shall be bound only by the terms and provisions of its Policy and by the terms and provisions of the Assignment, but only if that Assignment is made in a form acceptable and required by the Insurer and duly filed with the Insurer. Any payments made or actions taken by the Insurer in accordance with the Policy and the Assignment shall fully discharge it from all claims, suits and demands of all persons whatsoever. The Insurer shall in no way be bound by or be deemed to have notice of the terms and provisions, or any other rights, duties, obligations, or conditions of the Plan or this Agreement.

XIV.2 No term or provision herein shall be construed or deemed to grant any right to the Insurer to demand payment of any premium as a third-party beneficiary of the Plan or otherwise.

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

                                   ARTICLE XV
                        PAROL EVIDENCE AND GOVERNING LAW

         The Plan, including this Agreement, sets forth the entire agreement of the Company and the Participant. Any and all prior and contemporaneous agreements, to the extent inconsistent herewith, are superseded. Where not superseded by federal law, the law of the state of Georgia shall govern the Plan, which includes this Agreement.

                                   ARTICLE XVI
                                 INTERPRETATION

         Words and phrases herein shall be construed as in the singular or plural as masculine, feminine or neuter gender, as appropriate. The Article titles used herein are for organizational purposes only and shall have no determinative effect upon the rights, interests, and/or duties created in this Agreement.

                                  ARTICLE XVII
                                  SEVERABILITY

         In the event that a court of competent jurisdiction determines that any provision of the Plan or this Agreement is unenforceable, the remaining provisions of the Plan and this Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof as of the 1st day of January, 2000, and that, upon execution, each has received a confirming copy.

______________________________________     ____________________________________
            (WITNESS)                               EQUIFAX INC.

                                           By:_________________________________
                                                        Title

______________________________________     ____________________________________
            (WITNESS)                               (PARTICIPANT)


                                           By:_________________________________
                                                        Title


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                                   EXHIBIT "A"

PART I - LIFE INSURANCE POLICY

Insurer: Pacific Life Insurance Company

Policy Number:

Date of Policy:

Scheduled Death Benefit:  $_________________


PART II - BENEFICIARY

------------------------

         This Exhibit "A" is a part of the Collateral Assignment Split Dollar Life Insurance Agreement, entered into by and between Equifax Inc., _________ _________________ and as of January 1, 2000.